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                                                                   EXHIBIT 10(2)

                           SUBSTITUTE AND REPLACEMENT
                       CONFESSED JUDGMENT PROMISSORY NOTE

$58,333.33                                                   AS OF APRIL 4, 1996
                                                        LAGUNA BEACH, CALIFORNIA

     THIS SUBSTITUTE AND REPLACEMENT CONFESSED JUDGMENT PROMISSORY NOTE (the "Replacement Note") is made as of this 4th day of April, 1996 by and between MPTV, Inc., a Nevada corporation (the "Maker"), and Winners Entertainment, Inc., a Delaware corporation.

                                   WITNESSETH:

     WHEREAS, Maker executed and delivered to Payee a certain Promissory Note, dated March 4, 1994 in the original principal sum of Fifty Thousand Dollars ($50,000.00) (the "Original Note");

     WHEREAS, Maker and Payee desire to substitute and replace the Original Note with this substitute and replacement note, dated as of April 4, 1996, issued by Maker and payable to the order of Payee in the aggregate original principal sum of Fifty-Eight Thousand Thirty-Three and 33/100 Dollars ($58,333.33), which Original Note is being marked "Replaced" and returned to the Maker concurrently with the execution and delivery of this Replacement Note; and

     WHEREAS, Maker and Payee desire the Replacement Note (i) to reflect that the due date of the Original Note has been changed, (ii) to appoint Thomas K. Russell as attorney-in-fact of Maker to confess judgment on the Replacement Note and (iii) to further modify certain terms and provisions of the Original Note as hereunder provided.

     NOW, THEREFORE, in consideration of the foregoing, the agreements hereafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Original Note is hereby substituted and replaced by this Replacement Note as follows, effective as of the date first written above:

     FOR VALUE RECEIVED, the undersigned Maker promises to pay to the order of the Payee on August 5, 1996 (the "Maturity Date"), the principal sum of FIFTY-EIGHT THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 DOLLARS ($58,333.33) (the "Principal Sum") with interest computed daily on the unpaid Principal Sum at the per annum rate of interest indicated below, payable at 1461 Glenneyre Street, Suite F, Laguna Beach, California 92651, or such other place as the holder hereof may designate in writing delivered or mailed to the Maker. The payment of principal will be in addition to the payments of interest.

     The Maker shall pay the Principal Sum, together with accrued interest at the fixed rate of eight percent (8%) per annum to be paid in full on the Maturity Date. Interest shall accrue and be payable on the unpaid Principal Sum from the date hereof until this Note is fully paid. Interest on this Note shall be calculated on the basis of a 360-day year applied to the actual number of days the Principal Sum, or any portion thereof, is outstanding.

     Each payment hereunder shall be applied first to the payment of all interest accrued hereunder as of the date such payment is received, and the balance of such payment shall be applied to the principal amount hereof. Any prepayment shall be applied to payments due under this Note in the inverse order of maturity. Any payments made after demand,

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or default hereunder, may be applied to pay interest, principal, costs or late charges as the Payee, in its sole discretion, may determine.

     In the case of an Event of Default as hereinafter defined, and at the option of the Payee, the whole of the principal sum shall become immediately due and payable, without notice, notice of the exercise of such option being hereby waived.

     As used in this Note, an Event of Default shall be:

     1. The failure of the Maker to pay, in whole or in part, any sum provided for herein when due, or to perform as required hereunder or any other instrument entered into in connection herewith as defined herein or therein, and if an Event of Default is not defined in such Loan Document, then the occurrence of an act of omission of the Maker or any other person or entity in breach of any provision of such Loan Document and the expiration of any notice and/or grace period relating to such breach;

     2. The death or insolvency of the Maker;

     3. The filing by the Maker of a petition for relief from creditors under Title 11 of the United States Code or the filing against the Maker of an involuntary bankruptcy petition under Title 11 of the United States Code and the failure of the Maker to have such petition dismissed within ninety (90) days after such filing or the appointment of a receiver for all or a portion of its assets and the failure to have the same dismissed within forty-five (45) days of such appointment;

     4. The filing of formal charges against the Maker under any federal or state law for which forfeiture is a potential penalty; or

     5. The issuance of any attachment or garnishment against the Maker, if such attachment or garnishment is not dismissed within sixty (60) days of service of notice thereof on the Maker.

     The Maker also promises to pay Payee, upon demand by Payee, from time to time, all costs of collection, and all costs of enforcement of this Note or any other instrument entered into in connection herewith, including reasonable attorneys' fees and costs incurred following and during the continuance of a default hereunder or such other instrument, whether or not any legal action shall be instituted to enforce this Note.

     The privilege is reserved to prepay at any time, without penalty or fee, but without discount, the entire indebtedness or any part thereof.

     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, by overnight or second day courier, or by registered or certified mail, return receipt requested, properly addressed and postage prepaid,

     if to Payee, to:                        if to Maker, to:

     Thomas K. Russell                       James C. Vellema
     Winners Entertainment, Inc.             MPTV, Inc.
     1461 Glenneyre Street, Suite F          3 Civic Plaza, Suite 210
     Laguna Beach, California 92651          Newport Beach, California 92660
     Telephone (714) 376-3010                (714) 760-6747

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     The date notice is deemed given is the date of receipt of such notice except in the case of an addressee's refusal to accept delivery or in the case of a change of address of which no notice of such change was properly provided. In either such case, notice shall be deemed given upon the date it is sent to the last known address. Notice of a change of address shall have been properly given when such new address, and the date such new address shall become effective, is sent in the manner set forth above.

     The Maker, and all persons or entities now or at any time liable, whether primarily or secondarily, for payment of the indebtedness evidenced hereby, for themselves, their heirs, legal representatives, successors and assigns, respectively, expressly waive presentment for payment, notice of dishonor, protest, notice of protest, all other notices (except as expressly provided herein) and diligence in collection, and consent that the time of said payment or any part thereof may be extended by the Payee, without in any way modifying, altering, releasing, affecting, or limiting their respective liability.

     Any and all amounts to be paid hereunder shall be paid in good funds, without setoff, counterclaim or deduction.

     MAKER AGREES THAT TIME IS OF THE ESSENCE IN THE PERFORMANCE OF ALL OBLIGATIONS HEREUNDER.

     MAKER HEREBY CONSTITUTES AND APPOINTS THOMAS K. RUSSELL AS MAKER'S ATTORNEY-IN-FACT, TO CONFESS JUDGMENT ON THIS PROMISSORY NOTE IN ANY APPLICABLE COURT OF THE CITY OF LAGUNA BEACH, CALIFORNIA, PURSUANT TO THE LAWS OF THE STATE OF CALIFORNIA. MAKER HEREBY STATES AND ACKNOWLEDGES THAT THE PURPOSE OF THIS PARAGRAPH IS TO PERMIT PAYEE TO FILE THIS PROMISSORY NOTE AS A CONFESSION OF JUDGMENT AGAINST MAKER FOR THE THEN UNPAID PRINCIPAL BALANCE OF THIS PROMISSORY NOTE, ALL COSTS OF COLLECTION, INCLUDING BUT NOT LIMITED TO, ATTORNEYS' FEES AND COSTS INCURRED BY PAYEE ON ACCOUNT OF SUCH COLLECTION AND ACCRUED INTEREST AT THE INTEREST RATE AS SET FORTH HEREIN TO AND INCLUDING THE DATE OF SAID CONFESSION OF JUDGMENT AND INTEREST THEREAFTER AT THE RATE OF INTEREST APPLIED TO THE UNPAID PRINCIPAL BALANCE.

     This Note shall be governed in all aspects by the laws of the State of California (exclusive of principles of conflicts of laws). The Maker hereby consents to the jurisdiction of the Courts of the Sate of California, and waives all defenses of forum non conveniens and lack of venue or personal jurisdiction with respect to any action brought on this Replacement Note in such courts.

     This Note shall be binding upon the Maker and its heirs, executors, administrators, personal representatives, successors and assigns and shall inure to the benefit of the Payee and its heirs, executors, administrators, personal representatives, successors and assigns.

     EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRAIL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH, OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER


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SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND
CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE PAYEE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE MAKER HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     This Replacement Note is not a novation of the Original Note.

     This Note shall not be modified, and no terms of this Note shall be waived except by a written instrument signed by the Maker and the Payee.

     The term "Maker" as used in this Note shall mean and have reference to, collectively, all parties and each of them directly or indirectly obligated for the indebtedness evidenced by this Note, whether as principal maker, endorser, guarantor, or otherwise, together with the respective heirs, administrators, executors, legal representatives, successors and assigns of each of the foregoing.

     All amounts payable hereunder are payable in lawful money of the United States of America.

     This Replacement Note may be executed in counterparts, each of which shall be deemed an original hereof.

     Failure to exercise any of the foregoing options contained in this Note or other instrument entered into in connection herewith shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to any other event. The acceptance by Payee of any payment hereunder that is less than payment in full of all amounts due and payable at the time a full payment is due shall not constitute a waiver of the right to exercise any of the foregoing options contained in this Note or any other instrument entered into in connection herewith at that time or at any subsequent time or nullify any prior exercise of any such option without the express written consent of Payee.

     IN WITNESS WHEREOF, this Replacement Note has been executed by the parties as of the day and year hereinabove set forth, with the specific intention that this Replacement Note constitute an instrument under seal in the State of California.

MAKER:                                     PAYEE:
MPTV, INC.,                                WINNERS ENTERTAINMENT, INC.,
a Nevada Corporation                       A Delaware corporation

/s/ James C. Vellema                       /s/ Thomas K. Russell
--------------------------------------     -------------------------------------
James C. Vellema, President                Thomas K. Russell, Secretary

(seal)                                     (seal)


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